UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

Amendment No. 1 to Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): January 14, 2010

PURESPECTRUM, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 333-148158

Delaware	41-2233202
(State or Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

340 Eisenhower Dr.
Building 600, Suite 610
Savannah, Georgia 31406
(Address of Principal Executive Offices, Including Zip Code)

912-961-4980
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

8-K
ITEM 4.01   Changes in Registrant’s Certifying Accountant
ITEM 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory of Certain Officers.
ITEM 8.01   Other Events
ITEM 9.01   Financial Statements and Exhibits.
SIGNATURES

EX 16.1           Letter from Davis Accounting Group, PC to the Securities and Exchange Commission dated January 25,2010.

EX-99.1           Press release dated January 21, 2010

Item 4.01.     Changes in Registrant’s Certifying Accountant

On January 18, 2010, PureSpectrum, Inc. (“PureSpectrum”) engaged Pender Newkirk and Company, LLP as its new independent accountants, commencing with the audit for the fiscal year ended December 31, 2009, and thereby dismissed Davis Accounting Group, PC. The decision to change independent accountants was approved by the Board of Directors of PureSpectrum.

The reports of Davis Accounting Group PC for the past two years ended December 31, 2008 and December 31, 2007 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principle. The report of Davis Accounting Group PC on PureSpectrum’s financial statements for the past years ended December 31, 2008 and December 31, 2007 did however contain explanatory paragraphs describing an uncertainty about PureSpectrum’s ability to continue as a going concern.

In connection with the audit for the fiscal years ended December 31, 2008 and December 31, 2007 and all interim periods preceding the dismissal, there have been no disagreements with Davis Accounting Group, PC on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Davis Accounting Group, PC, would have caused them to make reference thereto in their report on the financial statements for such year.

During the fiscal year ended December 31, 2007 and all subsequent interim periods and to January 14, 2010 the date of dismissal, there have been no reportable events (as defined in Regulation S-K item 304(a) (1) (v)).

PureSpectrum delivered a copy of this Form 8-K report to Davis Accounting Group PC on January 25, 2010, and requested that Davis Accounting Group PC furnish it with a letter addressed to the Securities and Exchange Commission (“the SEC”) stating whether or not Davis Accounting Group PC agrees with the above statements. Attached hereto as Exhibit 16 is a copy of the letter of Davis Accounting Group PC to the SEC dated January 25, 2010.

During the fiscal year ended December 31, 2007 and to January 14, 2010, PureSpectrum had not consulted with Pender Newkirk and Company, LLP on any items concerning the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on PureSpectrum’s financial statements, or the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K item 304 (a) (2).

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory of Certain Officers.

On January 14, 2010, the Board of Directors of PureSpectrum, Inc. (PSRU) appointed Susan Norton to the newly created position of Vice President of Administration and Compliance.

Susan Norton, 52, was formerly the Director of Accounting and Administration of PSRU, a position she held since November 2009. Ms. Norton joined the Company’s predecessor, PureSpectrum, Inc. (PSPM), in September 2008 as Chief Financial Officer and held that position until July 2009 when she became the Director of Accounting and Administration.  During her time with PSPM, she was responsible for preparing financial statements in conformity with Generally Accepted Accounting Principles and other responsibilities associated with the position she held. Prior to joining PureSpectrum, Ms. Norton held a number of accounting positions at Armstrong Atlantic State University (AASU) from 2003 through 2008.  Her last position with AASU was Director of Accounting and Fiscal Affairs, where she was responsible for all general accounting functions, the student accounting office, the preparation of the annual financial reports and coordination of the financial software system.

Susan Norton is married to William R. Norton, Executive Vice President, Secretary and Director of PSRU.

As stated in previous filings made by PSRU, effective November 5, 2009 the principal officers of PSRU are as follows:
Lee L. Vanatta – President and Chief Executive Officer
William R. Norton – Executive Vice President and Secretary
Gregory McLean – Vice President, Treasurer and Chief Financial Officer

Item 8.01.     Other Events

PureSpectrum, Inc. (PSRU) has extended the deadline until February 18, 2010 for shareholders to exchange shares in the former PureSpectrum (PSPM) for shares in the current PureSpectrum (PSRU).

On August 2, 2009, OLD PS entered into a Purchase and Sale Agreement and Plan of Reorganization, which was amended on August 27, 2009 and November 3, 2009 (the “C-Reorg Agreement”), with PSRU, then known as International Medical Staffing, Inc. Under the C-Reorg Agreement, PSRU was to acquire the assets and assume the known liabilities of PSPM in consideration of the issuance of shares of Common Stock of PSRU to the stockholders of PSPM. As part of this transaction, herein called the “C-Reorg,” PSRU was to change its name to “PureSpectrum, Inc.” and the shares of Common Stock of PSRU to be distributed to the stockholders of PSPM were to be registered by means of a registration statement on SEC Form S-4.

On October 9, 2009, the registration statement on Form S-4, filed on September 3, 2009, was declared effective by the SEC, and on such date the Joint Information Statement/Prospectus, which formed a part of the registration statement (the “Information Statement/Prospectus”), became available for distribution to the stockholders of PSPM and PSRU. On October 29, 2009, International Medical Staffing, Inc. filed with the Delaware Secretary of State an Amended and Restated Certificate of Incorporation changing its name to “PureSpectrum, Inc.”

On November 3, 2009, there occurred a closing of the C-Reorg, whereby, among other things, PSPM transferred all of its assets to PSRU and PSRU assumed all of the known liabilities of PSPM. To complete the C-Reorg, PSRU has distributed to the stockholders of PSPM shares of PSRU common Stock AT THE RATIO OF ONE-FOR-ONE, i.e. ONE SHARE OF PSRU COMMON STOCK FOR EACH SHARE OF PSPM HELD BY EACH PSPM STOCKHOLDER ON NOVEMBER 3, 2009.

Under the terms of the C-Reorg, PSPM, having transferred all of its assets and known liabilities to PSRU, is being dissolved under Nevada law. In other words, the shares of Common Stock of PSRU will be deemed to have been distributed to the stockholders of PSPM in liquidation of PSPM. It was contemplated that PSPM would be dissolved on or about January 18, 2010, but it is now contemplated that PSPM will be dissolved on or about February 18, 2010. To facilitate the distribution of the shares of Common Stock of PSRU, PSRU and the Transfer Agent are hereby requesting that all persons in possession, effective November 3, 2009, of stock certificates for shares of Common Stock in the name of PureSpectrum, Inc. with the CUSIP number 45986A 10 0, admitted for quotation on the OTC Pink Sheets under the symbol “PSPM”, i.e. of PSPM, exchange those certificates for certificates for shares of Common Stock in the name of PureSpectrum, Inc., with the CUSIP number 746124D 102, i.e. PSRU, which were admitted for quotation on the OTC Bulletin Board under the symbol “PSRU” on November 2, 2009.

SHARES OF COMMON STOCK OF PSPM ARE NO LONGER TRADEABLE. IF THESE SHARES ARE NOT EXCHANGED PRIOR TO FEBRUARY 18, 2010, THOSE SHARES WILL BE CANCELED.

PSRU issued a press release on January 21, 2010 announcing the extension of the deadline for shareholders to exchange PSPM shares for PSRU shares. The press release is attached to hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter from Davis Accounting Group, PC to the Securities and Exchange Commission dated January 14, 2010.

99.1	Press release dated January 21, 2010

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PureSpectrum, Inc.

Date:	January 21, 2010	By:	/S/ William R. Norton
			Name:	William R. Norton
			Title:	Executive Vice President